                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  January 24, 2002
                                                  ----------------


                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      0-9147                 91-0881481
------------------------------  --------------------------  -------------------
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
       of incorporation)                                    Identification No.)


          CanArgo Services (UK) Limited
           150 Buckingham Palace Road
                 London, England                                 SW1W 9TR
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       (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code  (44) 207 808 4700
                                                    -----------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.   REGULATION FD DISCLOSURE

          On January 24, 2002, CanArgo Energy Corporation issued a press release announcing redemption of Exchangeable Shares of CanArgo Oil & Gas Inc. The press release is presented below and incorporated herein by reference.


                        [CANARGO ENERGY CORPORATION LOGO]

                           CANARGO ENERGY CORPORATION


                 FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA

             CANARGO ANNOUNCES REDEMPTION OF EXCHANGEABLE SHARES OF
                             CANARGO OIL & GAS INC.

January 24, 2002 - Oslo, Norway, London, England - CanArgo Energy Corporation ("CanArgo") (OSE: CNR, OTCBB: GUSH) today announced that it has established
May 24, 2002 as the redemption date for all of the Exchangeable Shares of CanArgo Oil & Gas Inc. ("CAOG"). The Exchangeable Shares were issued in July 1998 in connection with the acquisition by CanArgo of all of the shares of CAOG. As a result, CAOG became a subsidiary of CanArgo, and each previously outstanding share of CAOG common stock was converted into the right to receive
0.8 shares (the "Exchangeable Shares") of CAOG. Each Exchangeable Share is exchangeable at the option of the holder into one share of common stock of CanArgo.

On May 23, 2002 the 147,866 outstanding Exchangeable Shares of CAOG will be purchased by CanArgo for shares of CanArgo Common Stock on a share-for-share basis. No cash consideration will be issued by CanArgo and the purchase will not increase the total number of shares of Common Stock of CanArgo issued and issuable.

The matters discussed in this press release include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in CanArgo's reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess CanArgo's business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. CanArgo cannot give assurance that the results anticipated herein will be attained.

For further information, contact:

CanArgo Energy Corporation
Anthony Potter, Chief Financial Officer
Tel:          +44 20 7808 4700
Fax:          +44 20 7808 4747
Mobile:       +44 7771 761 364
e-mail:       info@canargo.com


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Norway Investor Relations
Eric Cameron, Gambit
Tel:       +47 22 04 82 00
Fax:       +47 22 04 82 01


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CANARGO ENERGY CORPORATION


Date: January 24, 2002                            By: /s/ Anthony J Potter
                                                      ------------------------
                                                      Anthony J. Potter
                                                      Corporate Secretary